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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 21, 2004


                      JOHN HANCOCK FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                     1-15607
                            (Commission File Number)


                  DELAWARE                             04-3483032
        (State or other jurisdiction                (I.R.S. Employer
            of incorporation)                       Identification No.)

                               John Hancock Place
                           Boston, Massachusetts 02117
              (Address of principal executive offices and zip code)


                                 (617) 572-6000
              (Registrant's telephone number, including area code)

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Item 1.01 Entry into a Material Definitive Agreement.

      On December 21, 2004, John Hancock Life Insurance Company and John Hancock Financial Services (individually a "Borrower" and collectively the "Borrowers") entered into a Credit Agreement (the "Agreement") with Manulife Financial Corporation (the "Lender"), which established a one billion US dollar ($1,000,000,000) revolving credit facility (the "Facility"). Loans under the Facility shall mature no later than 364 days after they are advanced by the Lender. The Facility matures on December 20, 2005, but may be renewed by the mutual agreement of the parties for four additional 364-day periods, provided that no events of default are then existing. If the Lender declines a request for renewal of the Facility, the total commitment shall be reduced to the amount of loans outstanding under the Facility on the termination date and the Borrowers may, at their option and after repaying all notes that the Borrower has issued in respect of such outstanding loans, borrow from the Lender under the Facility on such date an amount equal to the undiscounted amount of all notes repaid on the termination date. The maturity date for such loans is 365 days following the termination date. Loan amounts under the Facility may be advanced in Canadian or US dollars, at the Borrower's option. Canadian dollar loans shall bear interest at the banker's acceptance discount rate plus 50 basis points, and US dollar loans shall bear interest at LIBOR plus 50 basis points. Interest shall be calculated on the date of each loan advance and subtracted from the face amount of the loan at the time of the advance. The Borrower must repay the face amount of the loan to the Lender at maturity. Loans may be prepaid prior to their stated maturity date.

      The Agreement contains covenants that, subject to exceptions, restrict each Borrower's ability to sell all or substantially all of its assets or merge or incur certain liens. In addition, so long as any loan amounts are outstanding under the Facility, neither Borrower's shareholders' equity may be less than two billion US dollars ($2,000,000,000) and neither Borrower's Debt (as defined in the Agreement) may exceed 50% of its Total Capital (as defined in the Agreement).

      The Lender is not obligated to advance loan amounts under the Facility, and may declare any loan amounts then outstanding together with accrued interest thereon immediately due and payable, upon the occurrence and during the continuance of customary defaults, including payment default, covenant default, default of other indebtedness and bankruptcy-type defaults.

      The proceeds of the loans shall be used by the Borrowers for general corporate purposes.

      John Hancock Financial Services is a wholly-owned subsidiary of Manulife Financial Corporation, and John Hancock Life Insurance Company is a wholly-owned subsidiary of John Hancock Financial Services.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      The information disclosed above in Item 1.01 "Entry into a Material Definitive Agreement" is hereby incorporated herein by reference.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JOHN HANCOCK FINANCIAL SERVICES, INC.


Date: December 22, 2004

                                 /s/ Patrick Gill
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                                 Name: Patrick Gill
                                 Title: Senior Vice President and Controller


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